Ohio National Fund, Inc.

Supplement dated March 1, 2019

to the Prospectus dated May 1, 2018

The following supplements and amends the prospectus dated May 1, 2018, as previously supplemented:

ON Equity Portfolio

This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio’s non-fundamental policy that, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) be invested in equity securities will be removed. In its place, a new non-fundamental policy is added which provides that the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

ON Omni Portfolio

Effective May 1, 2019, the Portfolio will change its name to “ON BlackRock Balanced Allocation Portfolio.” This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio will add a new non-fundamental policy which provides that, under normal circumstances, the Portfolio will invest up to 75% of its total assets in equity securities and will maintain a minimum of 25% of its total assets in fixed income securities.

ON Janus Henderson Enterprise Portfolio

This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio’s non-fundamental policy which provides that, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) be invested in equity securities of mid-cap companies will no longer be in effect.

ON Bristol Portfolio

Effective May 1, 2019, the Portfolio will change its name to “ON BlackRock Advantage Large Cap Core Portfolio.” This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio will add a new non-fundamental policy which provides that, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) be invested in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

ON Bryton Growth Portfolio

Effective May 1, 2019, the Portfolio will change its name to “ON BlackRock Advantage Small Cap Growth Portfolio.” This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio’s non-fundamental policy that, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) be invested in common stocks of growth-oriented U.S. companies will be removed. In its place, a new non-fundamental policy is added which provides that the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in common stocks of small capitalization companies.

ON Bristol Growth Portfolio.

Effective May 1, 2019, the Portfolio will change its name to “ON BlackRock Advantage Large Cap Portfolio.” This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio’s non-fundamental policy that, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) be invested in common stocks of growth-oriented U.S. companies will be removed. In its place, a new non-fundamental policy is added which provides that the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in common stocks of large capitalization companies.